UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21677

Cohen & Steers International Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2012. The net asset values (NAV) per share at that date were $9.91, $9.82 and $9.95 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2012
Cohen & Steers International Realty Fund—Class A	11.82%
Cohen & Steers International Realty Fund—Class C	11.43%
Cohen & Steers International Realty Fund—Class I	11.93%
FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate Index—net[a]	15.17%
S&P 500 Index[a]	9.49%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. If such charges were included, returns would have been lower. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate Index is an unmanaged portfolio of approximately 179 constituents from 19 countries and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Investment Review

International real estate securities generated strong returns in the first half of 2012, as fears of a global downturn moderated despite continued uncertainty in Europe. The group also outperformed the broad equity market by a wide margin, demonstrating stable cash flow growth amid an attractive combination of modest economic expansion, policy easing and very little new supply coming to market.

The year started with a sharp rally, due in large part to surprisingly strong economic data from the United States. Europe also offered positive news early in the year, as authorities negotiated a controlled restructuring of Greek debt and provided liquidity to the region's banks. Financial markets turned volatile in the second quarter amid rising uncertainty about the fate of the Eurozone and signs of a sharp slowdown in the global economy. Equities rallied into the end of the period, as Eurozone officials took steps toward creating a centralized banking supervisor, reducing the risk of a liquidity crisis and potentially easing the strain on sovereign balance sheets.

Europe gained despite worsening economic and fiscal conditions

The U.K. (+14.2%)b technically entered a recession in the first quarter, but investment demand for prime office and retail assets in London remained very strong, as international investors sought the relative safety of high-quality, income-producing assets and a stable currency. The government announced positive amendments to U.K. REIT legislation as part of the draft for Finance Bill 2012. Among other things, the amendments would abolish the 2% entry charge on companies converting to a REIT, eliminating one of the obstacles in the advancement of the REIT structure.

In France (+12.5%), Klépierre outperformed significantly on news that U.S.-based Simon Property Group (SPG) had acquired a 29% stake in the company from majority owner BNP Paribas. Following the announcement, Klépierre was able to issue debt at a meaningfully lower cost, benefiting by association with SPG's strong balance sheet.

Germany (+20.9%) led all of Europe, benefiting from an economy that was largely resistant to the euro crisis, although economic trends showed marked deceleration in June. Switzerland (+12.4%) also did well, as slowing inflation and accommodative policies were generally supportive of real estate values. The Netherlands (+6.0%) was more subdued, as REIT shares retreated in the second quarter due to worries about their exposure to southern Europe.

Asia Pacific benefited from policy easing and a rebound in Japan

Japan (+26.6%) led all developed property markets during the period. The return was also remarkable in relation to Japan's broad equity market, as the Nikkei 225 Index had a total return of just +7.7%. The Bank of Japan continued to buy J-REITs as part of its asset purchase program, and attempted to shift the country away from its persistent deflation, announcing an explicit target of a 1% rise in consumer prices. Developers also benefited from better-than-expected vacancy rates, as well as the market's growing expectation for further quantitative easing.

b  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate Index.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

In Hong Kong (+12.7%), shares of lower-quality developers rallied on speculation that the government might limit its directed policies on residential development. Property stocks also responded to changing sentiment regarding the slowing Chinese economy. Sun Hung Kai Properties Ltd. was the only index component in Hong Kong that declined, weighed down by concerns surrounding the company's co-chairmen, who were detained in March on suspicion of bribery related to a land acquisition in 2003.

Australia (+16.6%) had strong gains, with property stocks outperforming local equities by a substantial margin (the S&P ASX had a return of +3.3%). Real estate securities were direct beneficiaries of the Reserve Bank of Australia's continued interest rate cuts, which put downward pressure on cap rates. Investors also took a favorable view of the generally stable earnings, defensive balance sheets and inflation linked cash flows offered by many Australian REITs.

Singapore (+25.4%) was a large beneficiary of the first quarter rally. The gains were paced by development companies, which had previously been under pressure from government regulatory actions to push down residential property prices.

Canada had solid returns

Canada (+12.4%) benefited from a relatively healthy banking system and strong fundamentals. Companies focused on the Western territories did particularly well amid robust demand across all property types, driven by the boom in natural resources.

Fund performance

The Fund had a positive total return during the period, but underperformed its benchmark, due largely to our investments in Asia Pacific. Stock selection in the four major Asia Pacific markets detracted from relative returns, as did our overweight in Hong Kong and our underweights in Singapore, Australia and Japan. At the company level, we had a meaningful position in Sun Hung Kai, as we viewed it as attractively valued, with a strong market position and high-quality assets. We moderated our allocation to the shares and continue to monitor long-term risks related to the corruption scandal discussed above. However, we believe the company's near-term prospects are unlikely to be affected.

On the positive side, our out-of-index allocation to China developers contributed to performance on an absolute and relative basis. These stocks rallied sharply in response to China's monetary policy easing and recent stimulus measures designed to promote infrastructure development. In addition, our non-index positions in the Philippines were some of the strongest performers during the period. Stock selection in Germany contributed to returns, as we had a meaningful position in Deutsche Wohnen AG.

Investment Outlook

Europe's economic and financing risks keep us focused on high-quality names

The uncertainties surrounding Europe's banking and fiscal crisis, combined with diminished economic growth expectations, continue to make for a challenging investment outlook over the near term. Our base-case scenario is one of moderate recession in the eurozone, with more severe contractions in the southern peripheral countries and slow-to-moderate expansion in the north.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

We remain positioned generally defensively on the continent, with a focus on high-quality assets that we believe are able to weather the effects of consumer and government deleveraging. We favor prime retail owners, as well as the German residential market. We continue to underweight Switzerland despite its strong property fundamentals, as we believe Sweden and Norway offer defensive qualities at a better relative value.

The U.K. appears in better shape relative to the Eurozone, in our view. We see further quantitative easing as increasingly likely, while austerity measures have reduced sovereign risk, albeit at a cost to economic growth. We see London-focused companies with prime office and retail assets as particularly attractive, as we believe competition for acquisitions in this desirable and supply-constrained market is likely to provide support for property values.

Hong Kong still the favorite in Asia Pacific, but others are looking increasingly attractive

Hong Kong remains among the world's most undervalued property markets relative to our NAV estimates, even taking into account the potential for slower economic growth. We view offices as increasingly attractive, as we believe they will begin to see a recovery in rents in the second half of 2012. In the residential market, we believe positive demand-side factors are likely to be offset by policy and supply risks in the near term given the transition to a new administration this year.

We retain our cautious view of Japan, which continues to see challenging economic conditions and property fundamentals. However, while tenant demand for offices remains tepid, we are seeing evidence of a bottom and have taken a constructive stance toward developers. We are also seeing resilience in the residential market, with condo sales buoyed by government incentives and low interest rates.

We continue to underweight Australia, as we expect rent growth to remain challenged due to the cooling economy, struggling home prices and an array of issues facing retail landlords. We have adjusted our estimates to reflect lower financing costs and a weaker currency, as well as recent property transactions that have provided confirmation to book values. When combined with the recent run-up in share prices, we continue to see better value elsewhere, despite the high quality of Australian assets. On a policy level, we believe there is still room for interest rate cuts, but in a slow global recovery scenario, cuts may fall short of market expectations.

We have recently become more constructive regarding Singapore, favoring commercial property owners that stand to benefit from the country's growing role in global trade. We view hotels as particularly attractive given tight supply conditions and growth in intra-regional travel. Among developers, we remain positive on names with strong mass-market residential operations, as they are less at risk to policy tightening due to the government's support for more public housing.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JON CHEIGH

Portfolio Manager	Portfolio Manager

GERIOS J.M. ROVERS	LUKE SULLIVAN

Portfolio Manager	Portfolio Manager

  ROGIER QUIRIJNS

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2012

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	–12.99%[a]	–10.44%[b]	—
1 Year (without sales charge)	–8.89%	–9.54%	–8.69%
5 Years (with sales charge)	–7.66%[a]	–7.42%	—
5 Years (without sales charge)	–6.81%	–7.42%	–6.50%
Since Inception[c] (with sales charge)	1.92%[a]	1.91%	—
Since Inception[c] (without sales charge)	2.57%	1.91%	2.91%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our Web site at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized expense ratio for each class of shares as disclosed in the May 1, 2012 prospectuses was as follows: Class A—1.61%; Class C—2.26% and Class I—1.32%.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 1%.

c  Inception date of March 31, 2005.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2012—June 30, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period[a] January 1, 2012– June 30, 2012
Class A
Actual (11.82% return)	$1,000.00	$1,118.20	$8.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.86	$8.07
Class C
Actual (11.43% return)	$1,000.00	$1,114.30	$11.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.63	$11.31
Class I
Actual (11.93% return)	$1,000.00	$1,119.30	$6.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.30	$6.62

a  Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratios of 1.61%, 2.26% and 1.32%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

June 30, 2012

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Mitsubishi Estate Co., Ltd.	$62,426,777	5.9
Sun Hung Kai Properties Ltd.	60,778,183	5.8
Unibail-Rodamco	51,221,634	4.9
Westfield Group	43,773,277	4.2
Mitsui Fudosan Co., Ltd.	43,102,117	4.1
Wharf Holdings Ltd.	34,968,849	3.3
Hongkong Land Holdings Ltd. (USD)	33,786,312	3.2
Land Securities Group PLC	33,752,211	3.2
Hang Lung Properties Ltd.	31,712,550	3.0
RioCan REIT	29,703,999	2.8

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2012 (Unaudited)

		Number of Shares	Value
COMMON STOCK	98.8%
AUSTRALIA	12.0%
DIVERSIFIED	6.9%
BGP Holdings PLC (EUR)[a,b,c]		56,622,235	$0
Dexus Property Group[b]		18,004,005	17,228,095
GPT Group[b]		6,084,954	20,582,701
Mirvac Group[b]		11,940,575	15,689,677
Stockland[b]		6,076,665	19,286,725
			72,787,198
RETAIL	5.1%
Westfield Group[b]		4,470,595	43,773,277
Westfield Retail Trust[b]		3,273,455	9,601,652
			53,374,929
TOTAL AUSTRALIA			126,162,127
BERMUDA	0.2%
HOTEL
Orient-Express Hotels Ltd., Class A (USD)[c]		258,396	2,162,774
BRAZIL	0.9%
OFFICE	0.6%
BR Properties SA		472,170	5,571,535
RESIDENTIAL	0.3%
MRV Engenharia e Participacoes SA		444,212	2,056,844
PDG Realty SA Empreendimentos e Participacoes		780,501	1,363,983
			3,420,827
TOTAL BRAZIL			8,992,362
CANADA	8.3%
DIVERSIFIED	1.2%
Dundee Real Estate Investment Trust		323,730	12,143,452
OFFICE	2.2%
Brookfield Office Properties (USD)		1,310,609	22,830,809
RESIDENTIAL	0.9%
Boardwalk REIT		168,655	9,709,134

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
RETAIL	4.0%
Primaris Retail REIT		551,362	$12,759,148
RioCan REIT		1,091,756	29,703,999
			42,463,147
TOTAL CANADA			87,146,542
CHINA	0.3%
DIVERSIFIED
Guangzhou R&F Properties Co., Ltd. Class H (HKD)[b]		2,156,200	2,888,120
FRANCE	8.0%
DIVERSIFIED	1.5%
Gecina SAb		78,128	6,964,866
ICADE[b]		121,585	9,195,524
			16,160,390
RETAIL	6.5%
Klepierre[b]		506,043	16,630,501
Unibail-Rodamco[b]		278,061	51,221,634
			67,852,135
TOTAL FRANCE			84,012,525
GERMANY	2.2%
OFFICE	0.5%
Alstria Office REIT AGb		509,552	5,395,615
RESIDENTIAL	1.7%
Deutsche Wohnen AGb		1,078,532	18,135,741
TOTAL GERMANY			23,531,356

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
HONG KONG	24.2%
DIVERSIFIED	17.7%
Agile Property Holdings Ltd.[b]		7,934,000	$10,380,626
Hang Lung Properties Ltd.[b]		9,271,000	31,712,550
Henderson Land Development Co., Ltd.[b]		1,895,000	10,559,818
Hysan Development Co., Ltd.[b]		2,701,993	10,299,468
Kerry Properties Ltd.[b]		1,164,500	4,980,717
Sino Land Co., Ltd.[b]		14,756,400	22,368,543
Sun Hung Kai Properties Ltd.[b]		5,114,969	60,778,183
Wharf Holdings Ltd.[b]		6,280,900	34,968,849
			186,048,754
HOTEL	0.8%
Shangri-La Asia Ltd.[b]		4,296,000	8,207,185
OFFICE	3.2%
Hongkong Land Holdings Ltd. (USD)[b]		5,856,771	33,786,312
RESIDENTIAL	2.5%
China Overseas Land & Investment Ltd.[b]		3,369,100	7,934,297
Country Garden Holdings Co.[b,c]		46,390,441	18,481,735
			26,416,032
TOTAL HONG KONG			254,458,283
INDONESIA	0.6%
RESIDENTIAL	0.5%
Summarecon Agung Tbk PTb		29,045,000	5,048,444
RETAIL	0.1%
Ciputra Development Tbk PTb		25,908,000	1,810,077
TOTAL INDONESIA			6,858,521
JAPAN	16.1%
DIVERSIFIED	14.4%
Activia Properties		1,435	8,231,031
Mitsubishi Estate Co., Ltd.[b]		3,479,600	62,426,777
Mitsui Fudosan Co., Ltd.[b]		2,221,434	43,102,117
Nomura Real Estate Holdings[b]		855,700	15,669,868
Sumitomo Realty & Development Co., Ltd.[b]		904,000	22,235,117
			151,664,910

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
OFFICE	0.7%
Nippon Building Fund[b]		772	$7,464,212
RESIDENTIAL	1.0%
Advance Residence Investment[b]		5,075	9,865,713
TOTAL JAPAN			168,994,835
NETHERLANDS	2.1%
RETAIL
Corio NVb		249,872	11,001,205
Eurocommercial Properties NVb		322,091	11,143,382
			22,144,587
NORWAY	0.7%
OFFICE
Norwegian Property ASA[b]		5,453,800	7,474,113
PHILIPPINES	1.0%
DIVERSIFIED	0.0%
Ayala Land[b]		82	42
RETAIL	1.0%
SM Prime Holdings[b]		35,238,483	10,922,565
TOTAL PHILIPPINES			10,922,607
SINGAPORE	7.4%
DIVERSIFIED	0.7%
Capitaland Ltd.[b]		3,669,000	7,910,923
HOTEL	2.8%
CDL Hospitality Trusts[b]		6,055,000	9,365,339
City Developments Ltd.[b]		2,231,000	19,886,931
			29,252,270
INDUSTRIAL	1.4%
Global Logistic Properties Ltd.[b,c]		8,625,991	14,360,207

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
RETAIL	2.5%
CapitaMall Trust[b]		9,317,000	$14,112,355
CapitaMalls Asia Ltd.[b]		9,544,000	11,904,666
			26,017,021
TOTAL SINGAPORE			77,540,421
SWEDEN	2.7%
OFFICE
Castellum ABb		1,191,534	14,409,997
Fabege ABb		1,814,447	14,235,086
			28,645,083
THAILAND	0.7%
RETAIL
Central Pattana PCL[b]		5,176,900	7,645,626
UNITED KINGDOM	11.4%
DIVERSIFIED	7.4%
British Land Co., PLC[b]		3,268,404	26,171,736
Hammerson PLC[b]		2,504,089	17,391,318
Land Securities Group PLC[b]		2,913,201	33,752,211
			77,315,265
INDUSTRIAL	0.7%
Segro PLC[b]		2,264,621	7,715,547
OFFICE	2.5%
Derwent London PLC[b]		577,614	16,793,350
Great Portland Estates PLC[b]		1,549,619	9,566,521
			26,359,871
SELF STORAGE	0.8%
Big Yellow Group PLC[b]		1,791,034	8,145,462
TOTAL UNITED KINGDOM			119,536,145
TOTAL COMMON STOCK (Identified cost—$901,277,581)			1,039,116,027

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.5%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[d]		7,600,000	$7,600,000
Federated Government Obligations Fund, 0.01%[d]		7,600,000	7,600,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$15,200,000)			15,200,000
TOTAL INVESTMENTS (Identified cost—$916,477,581)	100.3%		1,054,316,027
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.3)		(2,641,164)
NET ASSETS	100.0%		$1,051,674,863

Glossary of Portfolio Abbreviations

EUR  Euro Currency

HKD  Hong Kong Dollar

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.0% of the net assets of the Fund.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 88.7% of the net assets of the Fund, all of which have been fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors.

c  Non-income producing security.

d  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

Sector Summary	% of Net Assets
Diversified	50.1
Retail	22.0
Office	13.1
Residential	6.9
Hotel	3.8
Industrial	2.1
Other	1.2
Self Storage	0.8
100.0

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$916,477,581)	$1,054,316,027
Cash	90,363
Foreign currency, at value (Identified cost—$1,300,240)	1,305,554
Receivable for:
Investment securities sold	7,318,697
Dividends and interest	2,974,067
Fund shares sold	1,875,660
Other assets	7,400
Total Assets	1,067,887,768
LIABILITIES:
Payable for:
Fund shares redeemed	8,297,982
Investment securities purchased	3,317,766
Dividends declared	2,490,876
Investment advisory fees	805,810
Foreign capital gains tax	243,960
Shareholder servicing fees	171,175
Administration fees	50,893
Distribution fees	11,971
Directors' fees	2,356
Other liabilities	820,116
Total Liabilities	16,212,905
NET ASSETS	$1,051,674,863
NET ASSETS consist of:
Paid-in capital	$2,578,408,207
Dividends in excess of net investment income	(30,488,918)
Accumulated net realized loss	(1,633,865,730)
Net unrealized appreciation	137,621,304
$1,051,674,863

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2012 (Unaudited)

CLASS A SHARES:
NET ASSETS	$213,819,445
Shares issued and outstanding ($0.001 par value common stock outstanding)	21,581,211
Net asset value and redemption price per share	$9.91
Maximum offering price per share ($9.91 ÷ 0.955)[a]	$10.38
CLASS C SHARES:
NET ASSETS	$128,914,940
Shares issued and outstanding ($0.001 par value common stock outstanding)	13,131,954
Net asset value and offering price per share[b]	$9.82
CLASS I SHARES:
NET ASSETS	$708,940,478
Shares issued and outstanding ($0.001 par value common stock outstanding)	71,218,725
Net asset value, offering, and redemption price per share	$9.95

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividend income (net of $1,285,967 of foreign withholding tax)	$23,076,453
Expenses:
Investment advisory fees	5,393,051
Distribution fees—Class A	278,049
Distribution fees—Class C	507,207
Custodian fees and expenses	590,005
Shareholder servicing fees—Class A	111,219
Shareholder servicing fees—Class C	169,069
Shareholder servicing fees—Class I	216,044
Administration fees	471,472
Transfer agent fees and expenses	364,087
Shareholder reporting expenses	97,734
Professional fees	59,332
Registration and filing fees	54,782
Directors' fees and expenses	41,557
Line of credit fees	15,574
Miscellaneous	48,900
Total Expenses	8,418,082
Net Investment Income	14,658,371
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of $80,871 of foreign capital gains tax)	3,891,227
Foreign currency transactions	(374,587)
Net realized gain	3,516,640
Net change in unrealized appreciation on:
Investments (net of $175,696 of foreign capital gains tax)	116,363,010
Foreign currency translations	21,672
Net change in unrealized appreciation	116,384,682
Net realized and unrealized gain	119,901,322
Net Increase in Net Assets Resulting from Operations	$134,559,693

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
From Operations:
Net investment income	$14,658,371	$27,793,847
Net realized gain (loss)	3,516,640	(7,441,509)
Net change in unrealized appreciation (depreciation)	116,384,682	(258,667,812)
Net increase (decrease) in net assets resulting from operations	134,559,693	(238,315,474)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,800,383)	(5,951,990)
Class C	(1,264,989)	(2,661,966)
Class I	(10,366,633)	(22,824,258)
Tax return of capital:
Class A	—	(50,687)
Class C	—	(33,638)
Class I	—	(156,473)
Total dividends and distributions to shareholders	(14,432,005)	(31,679,012)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(204,336,034)	28,592,687
Total decrease in net assets	(84,208,346)	(241,401,799)
Net Assets:
Beginning of period	1,135,883,209	1,377,285,008
End of period[a]	$1,051,674,863	$1,135,883,209

a  Includes dividends in excess of net investment income of $30,488,918 and $30,715,284, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.98	$11.08	$10.48	$8.41	$16.17	$18.48
Income from investment operations:
Net investment income[a]	0.12	0.21	0.22 [b]	0.18	0.25	0.25
Net realized and unrealized gain (loss)	0.94	(2.08)	1.13	2.77	(7.87)	(1.09)
Total from investment operations	1.06	(1.87)	1.35	2.95	(7.62)	(0.84)
Less dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.23)	(0.75)	(0.88)	—	(0.95)
Net realized gain	—	—	—	—	—	(0.53)
Tax return of capital	—	(0.00)[c]	—	—	(0.14)	—
Total dividends and distributions to shareholders	(0.13)	(0.23)	(0.75)	(0.88)	(0.14)	(1.48)
Redemption fees retained by the Fund	—	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.01
Net increase (decrease) in net asset value	0.93	(2.10)	0.60	2.07	(7.76)	(2.31)
Net asset value, end of period	$9.91	$8.98	$11.08	$10.48	$8.41	$16.17
Total investment return[d,e]	11.82%[f]	–17.06%	13.48%	35.48%	–47.43%	–4.64%

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six Months Ended	For Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2012	2011	2010	2009	2008	2007
Net assets, end of period (in millions)	$213.8	$212.4	$330.3	$423.1	$372.5	$1,475.2
Ratio of expenses to average daily net assets	1.61%[g,h]	1.61%[g]	1.61%[g]	1.66%[g]	1.54%	1.46%
Ratio of net investment income to average daily net assets	2.52%[g,h]	1.96%[g]	2.10%[g]	1.92%	1.87%	1.31%
Portfolio turnover rate	44%[f]	106%	84%	190%	88%	67%

a  Calculation based on average shares outstanding.

b  25.2% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.90	$10.97	$10.42	$8.36	$16.13	$18.44
Income from investment operations:
Net investment income[a]	0.09	0.14	0.14 [b]	0.12	0.16	0.12
Net realized and unrealized gain (loss)	0.93	(2.05)	1.13	2.75	(7.84)	(1.07)
Total from investment operations	1.02	(1.91)	1.27	2.87	(7.68)	(0.95)
Less dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.16)	(0.72)	(0.81)	—	(0.84)
Net realized gain	—	—	—	—	—	(0.53)
Tax return of capital	—	(0.00)[c]	—	—	(0.09)	—
Total dividends and distributions to shareholders	(0.10)	(0.16)	(0.72)	(0.81)	(0.09)	(1.37)
Redemption fees retained by the Fund	—	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.01
Net increase (decrease) in net asset value	0.92	(2.07)	0.55	2.06	(7.77)	(2.31)
Net asset value, end of period	$9.82	$8.90	$10.97	$10.42	$8.36	$16.13
Total investment return[d,e]	11.43%[f]	–17.57%	12.72%	34.69%	–47.83%	–5.23%

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2012	2011	2010	2009	2008	2007
Net assets, end of period (in millions)	$128.9	$135.4	$220.5	$254.6	$281.0	$1,074.9
Ratio of expenses to average daily net assets	2.26%[g,h]	2.26%[g]	2.26%[g]	2.31%[g]	2.19%	2.12%
Ratio of net investment income to average daily net assets	1.83%[g,h]	1.29%[g]	1.40%[g]	1.29%	1.23%	0.63%
Portfolio turnover rate	44%[f]	106%	84%	190%	88%	67%

a  Calculation based on average shares outstanding.

b  25.2% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.02	$11.14	$10.51	$8.43	$16.19	$18.50
Income from investment operations:
Net investment income[a]	0.13	0.24	0.25 [b]	0.21	0.31	0.30
Net realized and unrealized gain (loss)	0.95	(2.09)	1.15	2.78	(7.90)	(1.08)
Total from investment operations	1.08	(1.85)	1.40	2.99	(7.59)	(0.78)
Less dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.27)	(0.77)	(0.91)	—	(1.01)
Net realized gain	—	—	—	—	—	(0.53)
Tax return of capital	—	(0.00)[c]	—	—	(0.17)	—
Total dividends and distributions to shareholders	(0.15)	(0.27)	(0.77)	(0.91)	(0.17)	(1.54)
Redemption fees retained by the Fund	—	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.01
Net increase (decrease) in net asset value	0.93	(2.12)	0.63	2.08	(7.76)	(2.31)
Net asset value, end of period	$9.95	$9.02	$11.14	$10.51	$8.43	$16.19
Total investment return[d]	11.93%[e]	–16.83%	13.95%	35.96%	–47.26%	–4.32%

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2012	2011	2010	2009	2008	2007
Net assets, end of period (in millions)	$709.0	$788.1	$826.5	$686.9	$528.0	$1,136.0
Ratio of expenses to average daily net assets	1.32%[f,g]	1.26%[f]	1.26%[f]	1.31%[f]	1.19%	1.12%
Ratio of net investment income to average daily net assets	2.72%[f,g]	2.30%[f]	2.41%[f]	2.23%	2.36%	1.61%
Portfolio turnover rate	44%[e]	106%	84%	190%	88%	67%

a  Calculation based on average shares outstanding.

b  25.2% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers International Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 23, 2004 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into three classes designated Class A, C and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the six months ended June 30, 2012, transfers between Level 1 and Level 2 securities totaled $797,507,796, which were the result of foreign fair value pricing procedures utilized by the Fund.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Bermuda	$2,162,774	$2,162,774	$—	$—
Common Stock—Brazil	8,992,362	8,992,362	—	—
Common Stock—Canada	87,146,542	87,146,542	—	—
Common Stock—Japan	168,994,835	8,231,031	160,763,804	—
Common Stock—Other Countries	771,819,514	—	771,819,514	—	[a]
Money Market Funds	15,200,000	—	15,200,000	—
Total Investments[b]	$1,054,316,027	$106,532,709	$947,783,318	$—

a  BGP Holdings PLC was acquired via a spinoff and has been fair valued, by the Valuation Committee, at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security. Its likelihood of having value in the future is remote.

b Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing on the date of valuation; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in foreign exchange rates on investments from the changes in market prices of securities.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund up to and including $1.5 billion and 0.85% of the average daily net assets above $1.5 billion.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively, the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the advisor (not the Fund) pays the subadvisors. The advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the Fund's average daily net assets. For the six months ended June 30, 2012, the Fund paid the advisor $340,614 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class C shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2012, the Fund has been advised that the distributor received $4,921 in sales commissions from the sale of Class A shares and $5,630 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares and up to 0.25% of the average daily net assets of the Fund's Class C shares. Effective January 1, 2012, the Board of Directors of the Fund approved the adoption of a shareholder services plan for the Fund's Class I shares, pursuant to which the Fund pays the distributor a fee at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class I shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

with the advisor except for the Chief Compliance Officer, who received compensation from the advisor which was reimbursed by the Fund in the amount of $8,250 for the six months ended June 30, 2012.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2012, totaled $483,206,097 and $680,899,372, respectively.

Note 4. Income Tax Information

As of June 30, 2012, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$916,477,581
Gross unrealized appreciation	$150,470,758
Gross unrealized depreciation	(12,632,312)
Net unrealized appreciation	$137,838,446

As of December 31, 2011, the Fund had a net capital loss carryforward of $1,526,216,883 which may be used to offset future capital gains. These losses are comprised of a short-term capital loss carryover of $50,167,668 recognized during the year ended December 31, 2011 which under current Federal income tax rules may offset capital gains recognized in any future period but must be utilized prior to using the balance of its short-term capital loss carryovers of which $844,140,318 will expire on December 31, 2016, $572,102,309 will expire on December 31, 2017 and $59,806,588 will expire on December 31, 2018. Included in the net capital loss carryforward is $1,433,327 of capital loss carryforwards that were acquired from the Fund's merger with Cohen & Steers European Realty Shares, Inc. Federal tax rules limit the Fund's use of these capital loss carryforwards. In addition, the Fund incurred short-term capital losses of $10,916,676, long-term capital losses of $3,194,334 and net ordinary losses of $5,514,275 after October 31, 2011, that it has elected to treat as arising in the following fiscal year.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 800 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A:
Sold	2,407,356	$23,561,711	6,460,392	$65,860,475
Issued as reinvestment of dividends and distributions	240,578	2,384,125	470,025	4,767,787
Redeemed	(4,728,354)	(45,891,767)	(13,075,455)	(136,201,195)
Redemption fees retained by the Fund[a]	—	—	—	2,843
Net decrease	(2,080,420)	$(19,945,931)	(6,145,038)	$(65,570,090)
Class C:
Sold	284,713	$2,770,519	839,951	$8,887,434
Issued as reinvestment of dividends and distributions	81,463	799,969	161,955	1,631,113
Redeemed	(2,451,510)	(23,812,160)	(5,883,566)	(60,397,344)
Redemption fees retained by the Fund[a]	—	—	—	1,885
Net decrease	(2,085,334)	$(20,241,672)	(4,881,660)	$(49,876,912)
Class I:
Sold	9,164,589	$88,943,295	33,240,036	$346,302,692
Subscriptions in kind[b]	—	—	1,968,045	17,889,533
Issued as reinvestment of dividends and distributions	880,104	8,757,034	1,750,272	17,641,244
Redeemed	(26,189,779)	(261,848,760)	(23,816,530)	(237,801,223)
Redemption fees retained by the Fund[a]	—	—	—	7,443
Net increase (decrease)	(16,145,086)	$(164,148,431)	13,141,823	$144,039,689

a  A 2% redemption fee, paid directly to the Fund, was charged on shares sold within 60 days of the time of purchase. Effective March 1, 2011, the Fund no longer charges redemption fees.

b  Certain shareholders of the Fund were permitted to subscribe shares in-kind.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 25, 2013. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. For the period January 1, 2012 through January 27, 2012, the commitment fee was 0.125% per annum on the Fund's proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2012, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory and subadvisory agreements (the "Advisory Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 12, 2012 and at a meeting held in person on June 19, 2012, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2013 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

sub-investment advisors (the "Subadvisors") provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Advisor, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel noting the recent leadership changes to the global real estate investment team. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund underperformed the medians of the Peer Funds for the one- and five-year periods and performed at the peer group median for the three-year period ended March 31, 2012. The Board of Directors also noted that that the Fund had underperformed its benchmark for the one-, three- and five-year periods ended March 31, 2012. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Advisor, including a narrative summary of various factors affecting performance, recent changes to the global real estate investment team, and the Investment Advisor's performance in managing other real estate funds. The Board of Directors determined to closely monitor the Fund's performance and requested that the Investment Advisor provide updates for this purpose. At the Investment Advisor's request, a supplemental peer group was compiled consisting of Class I share (or equivalent) international real estate funds, as a result of a shift by distribution partners offering the lowest fee share classes to their clients.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that actual advisory fees and total expense ratio were higher than the medians of the Peer Funds, and the contractual advisory fees were at the peer group median for the Peer Funds. The Board of Directors noted that the Fund has a breakpoint of 10 basis points on assets over $1.5 billion; however, the reduced fee is not currently applicable. The Board of Directors considered that although the actual advisory fees and total expense ratios were higher than the medians for the Peer Funds, the range of fees and expenses among the Peer Funds was condensed and a number of Peer Funds were waiving fees or reimbursing expenses. The Board of Directors then

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's expense structure was generally satisfactory and determined to monitor the Fund's expenses.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor and not by the Fund and are affiliates of the Investment Advisor, and the Board of Directors considered the profitability of the Investment Advisor as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund's advisory fee schedule contains a breakpoint of 10 basis points once the Fund's assets reached $1.5 billion. The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor's other advisory agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Jon Cheigh
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—IRFAX
C—IRFCX
I—IRFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers International Realty Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

INTERNATIONAL REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

Semiannual Report June 30, 2012

Cohen & Steers International Realty Fund

IRFAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: September 4, 2012